SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement Definitive additional materials Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        TOUCHSTONE VARIABLE SERIES TRUST

     (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

March 14, 2003

Dear Variable Annuity Contract Owner:

Your interest in one or more sub accounts within your Touchstone variable annuity contract entitles you to provide voting instructions on an upcoming proposal affecting the Touchstone Variable Series Trust (The "Trust").

You are being asked to provide voting instructions to Western-Southern regarding a proposal to approve a change to the investment restriction of the Small Cap Value Fund concerning diversification. Please review the enclosed proxy statement for more information about the proposal. The prospectus for your Touchstone variable annuity explains the voting rights of variable annuity contract owners.

The Board of Trustees of the Trust has recommended a vote "FOR" the proposal. We must receive the enclosed authorization card with your voting instructions no later than April 17, 2003 in order to process your instructions prior to the Special Meeting of Shareholders on April 18, 2003.

By mail: Complete, sign and mail the enclosed authorization card in the postage-paid envelope that has been provided. Please allow adequate time for mailing.

By fax: Complete and sign the enclosed authorization card and fax both sides to 513-362-8320.

If you have any questions or need any help with your voting instructions, please call the Touchstone Variable Annuity Service Center toll free at 1-800-669-2796 (press 2).

Sincerely,



Patrick T. Bannigan
President
Touchstone Family of Funds and Variable Annuities


Touchstone variable annuity products are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio and distributed by Touchstone Securities, Inc.*

* Member NASD/ SIPC

                        TOUCHSTONE VARIABLE SERIES TRUST
                              SMALL CAP VALUE FUND
                        221 EAST FOURTH STREET, SUITE 300
                             CINCINNATI, OHIO 45202
                                 (800) 638-8194

                            NOTICE OF SPECIAL MEETING

Notice is hereby given that a special meeting of shareholders of the Small Cap Value Fund, a series of Touchstone Variable Series Trust (the "Trust") will be held on April 18, 2003 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held for the following purposes:

     1. To approve a change to the investment restriction of the Small Cap Value Fund concerning diversification.

     2. To transact such other business as may properly come before the special meeting or any other adjournments thereof.

     Shareholders of record at the close of business on January 31, 2003 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the special meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY APRIL 17, 2003.

     By order of the Board of Trustees of the Touchstone Variable Series Trust.


                                             Tina D. Hosking
                                             Secretary

Cincinnati, Ohio
March 14, 2003

                        TOUCHSTONE VARIABLE SERIES TRUST
                              SMALL CAP VALUE FUND
                        221 EAST FOURTH STREET, SUITE 300
                             CINCINNATI, OHIO 45202
                                 (800) 638-8194


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                           OF THE SMALL CAP VALUE FUND
                                 APRIL 18, 2003


     This Proxy Statement is furnished by Touchstone Variable Series Trust (the "Trust") to the shareholders of the Small Cap Value Fund (the "Fund") on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders to be held on April 18, 2002 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Fund shareholders on or about March 14, 2003.

     IN THIS PROXY STATEMENT, ACTIONS FROM TIME TO TIME MAY BE DESCRIBED AS BEING TAKEN BY THE FUND, WHICH IS A SERIES OF THE TRUST, ALTHOUGH ALL ACTIONS ARE ACTUALLY TAKEN BY THE TRUST ON BEHALF OF THE FUND.

     COPIES OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THESE REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 638-8194 OR BY WRITING TO THE TRUST, 221 EAST FOURTH STREET, SUITE 300, CINCINNATI, OHIO 45202.

                                 PROPOSAL NO. 1

                TO APPROVE A CHANGE TO THE INVESTMENT RESTRICTION
                       OF TOUCHSTONE SMALL CAP VALUE FUND
                           CONCERNING DIVERSIFICATION


     The Investment Company Act of 1940 (the "1940 Act") requires all mutual funds to specify whether they are "diversified" or "non-diversified" and provides that a fund can change its classification from diversified to non-diversified only with the approval of shareholders. Currently, the Fund is classified as a diversified fund. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following requirements: With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined as of the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, cash, cash items and securities of other investment companies.

     The  Board   proposes   changing   the  Fund's   classification   to  be  a
non-diversified fund as defined in the 1940 Act.

     If the proposed change in policy is approved, the Fund would be permitted to invest up to 25% of its total assets in a single issuer, and up to 50% of its total assets could consist of the securities of only two issuers. With respect to the remainder of the Fund's total assets, no more than 5% could be invested in any one issuer, and the Fund may not own more than 10% of the outstanding voting securities of any issuer. The Board believes that the investment flexibility provided by this change could help the Fund focus its investments on those companies which can best assist the Fund achieve its investment objective.

     In determining to recommend the proposed change in policy to shareholders, the Board considered the possible risks to the Fund from becoming non-diversified. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund which invests in a larger number of issuers.

     The Board believes that the additional flexibility afforded the Fund by being able to concentrate its investments outweighs this risk.

RECOMMENDATION AND REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of the holders of the lesser of (a) 50% or more of the voting securities of the Fund present at the special meeting or represented by proxy if holders of more than 30% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal.


     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE A CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE SMALL CAP VALUE FUND CONCERNING DIVERSIFICATION.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     5% BENEFICIAL OWNERSHIP INFORMATION. As of January 31, 2003, the following persons were known by the Trust to own 5% or more of the outstanding shares of the indicated Fund:

Name and Address of Record Owner          Number of Shares      Percent of Total

SMALL CAP VALUE FUND
Western-Southern Life Assurance Company        254,435.69             16.29%
Separate Account 1
400 Broadway
Cincinnati, OH  45202

Western and Southern Life Insurance          1,145,802.99             73.37%
Company
400 Broadway
Cincinnati, OH  45202

Integrity Life Insurance Company               104,524.57              6.69%
515 W. Market Street
Louisville, KY  40202

Total Small Cap Value Fund Shares            1,539,435.77

     No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the record date.

     SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of January 31, 2003, no Officers or Trustees of the Trust were known by the Trust to be record owners of 1% or more of the outstanding shares of any Fund.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

     Touchstone Advisors, Inc. (the "Advisor"), located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust.

     Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Trust. The address of Touchstone Securities is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. For the period from January 1, 2002, through December 31, 2002, Touchstone Securities received $0 in underwriting commissions from the Trust.

     Both the Advisor and the Underwriter are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     The following officers of the Trust hold positions with the Advisor and the Underwriter.

                               Position              Position with                  Position with
Name                           with Trust            Touchstone Advisors            Touchstone Securities
------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft           Controller            Chief Financial Officer        Chief Financial Officer

     Integrated Fund Services, Inc. ("Integrated") serves as the administrator, fund accounting and transfer agent for the Trust. The address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile, internet, and personal contact by directors, officers and regular employees of the Advisor. Management Information Services Corp. has been engaged to assist in the distribution and tabulation of proxies. As the special meeting date approaches, a representative of the Advisor, or its affiliates, may contact shareholders whose votes have not yet been received. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the special meeting will be borne by the Advisor. The anticipated cost of the proxy solicitation is approximately $---------, of which approximately $---------- is for printing, and $--------- will be paid to Management Information Services Corp.

CERTAIN VOTING MATTERS

     Only shareholders of record on January 31, 2003 are entitled to be present and to vote at the special meeting or any adjourned meeting. A shareholder shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) owned by such shareholder, and each fractional dollar amount shall be entitled to a proportionate fractional vote.

     The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposal described in this Proxy Statement.

     If a shareholder signs and returns a proxy but abstains from voting, the shares represented by the proxy will be counted as present and entitled to vote for purposes of determining a quorum at the special meeting, but the abstention will have the effect of a vote against the Proposal.

     If a broker indicates on a proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the special meeting for quorum purposes but not entitled to vote and thus will also have the effect of a vote against the Proposal.

     A shareholder may revoke the accompanying proxy at any time before its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if a shareholder is present at the special meeting and elects to vote in person. Attendance at the special meeting alone will not serve to revoke the proxy.

     The shares of the Fund may be purchased by separate accounts of insurance companies, including affiliated companies of the Trust, such as WSLAC, Columbus Life Insurance Company ("Columbus") and Integrity Life Insurance Company ("Integrity"), for the purpose of funding variable annuity and variable life insurance contracts. Pursuant to an order of exemption from the Commission, shares of the Fund also may be purchased by separate accounts of unaffiliated life insurance companies, qualified pension and retirement plans outside the separate account context and the Advisor (including its affiliates) and affiliated and unaffiliated investment managers (including their affiliates) retained by the Advisor. WSLAC, Columbus, Integrity and other affiliated and unaffiliated insurance companies permitted, through separate accounts, to purchase shares of the Fund will be referred to collectively as the "Participating Insurance Companies" and individually, as the context requires, as a "Participating Insurance Company."

INSTRUCTIONS FROM CONTRACT OWNERS

     Contract owners (collectively, the "Contract Owners") who select the Fund for investment under a contract offered through a separate account of a Participating Insurance Company do not invest directly in, or hold shares of, the Fund. The Participating Insurance Companies, on behalf of their respective separate accounts, are the shareholders of the Fund and, as the legal owner of the Fund's shares, have sole voting and investment power with respect to the shares. The Participating Insurance Companies generally will pass through any voting rights to Contract Owners. Each Contract Owner, therefore, has the right to instruct the Participating Insurance Company how to vote the Contract Owner's interest with respect to the Proposal. Participating Insurance Companies will vote the shares of the Fund held in the name of each of their respective separate accounts as directed by the relevant Contract Owners.

     The number of shares for which a Contract Owner may provide voting instructions is calculated by determining, for the Fund's sub-account in each applicable separate account, the percentage that represents a Contract Owner's investment in the sub-account, and applying this percentage to the total number of Fund shares that the sub-account owns.

     In the event that any Contract Owner investing in the Fund through a separate account fails to provide a Participating Insurance Company with voting instructions, the Participating Insurance Company will vote the shares attributable to such Contract Owner for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Owners investing through the Participating Insurance Company's separate account. Shares of the Fund owned by Participating Insurance Companies also will be voted in the same proportion as the shares for which instructions have been received from Contract Owners investing through the respective separate accounts of these Participating Insurance Companies.

     Under certain group contracts, participants in the group may be entitled to
provide  voting   instructions.   A  participant   entitled  to  provide  voting
instructions will be referred to as a "Voting Participant."

     Any Contract Owner or Voting Participant authorizing a Participating Insurance Company to vote shares attributable to that Contract Owner or Voting Participant has the power to revoke this authorization (1) by executing and sending a superseding authorization card to the Participating Insurance Company (at the address provided by the Participating Insurance Company), or (2) by sending a notice of revocation to the Participating Insurance Company (at the address provided by the Participating Insurance Company). The superseding authorization card or notice of revocation must be received by the Participating Insurance Company on or before April 17, 2003.

QUORUM

     The presence in person or by proxy of the Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because WSLAC and/or an affiliate thereof is the legal owner of a majority of the Fund's shares, there will be a quorum at the special meeting regardless of how many Contract Owners direct WSLAC to vote on the Proposals. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the special meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the special meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

PORTFOLIO TRANSACTIONS

     The Trust does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the period from January 1, 2002, through December 31, 2002, brokerage transactions were not placed with any person affiliated with the Trust or the Advisor.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Trust shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Fund at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Fund's management does not know of any matters to be presented at the special meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote thereon in their discretion.

 PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY APRIL 17,
          2003 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.



March 14, 2003                   By Order of the Board of Trustees of the Trust.
Cincinnati, Ohio                 Tina D. Hosking, Secretary

                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                  THE BOARD OF TOUCHSTONE VARIABLE SERIES TRUST
                    FOR THE SMALL CAP VALUE FUND (THE "FUND")


This authorization card, when properly executed and returned, will be voted in the manner directed herein by the undersigned contract owner under a variable life or variable annuity contract funded by the above-referenced separate account. If you do not return this authorization card, the above-referenced separate account will vote the Fund shares attributable to your interest in the separate account, for, against, or abstaining, in the same proportions as the shares for which voting instructions have been received from other contract owners investing through the separate account. If you return the authorization card but do not mark your voting instruction on the reverse side, the above-referenced separate account will vote the Fund shares attributable to your interest in the separate account in the same proportions as the shares for which instructions have been received from other contract owners investing through the separate account.


                                        Dated: ___________________________, 2003

                                        PLEASE SIGN AND  DATE THIS AUTHORIZATION
                                        CARD AND RETURN PROMPTLY IN THE ENCLOSED
                                        ENVELOPE

[Contract Owner Name and Address]
                                                    [Signature Box]

                                                      Signature(s)

                                        Please sign  exactly as name  appears on
                                        this  card.  When the  account is in the
                                        name of more  than one  Contract  Owner,
                                        all  should   sign.   When   signing  as
                                        administrator,  trustee, plan sponsor or
                                        guardian,   please  give  title.   If  a
                                        corporation  or  partnership,   sign  in
                                        entity's name and by authorized persons.

           Please fold and detach card at perforation before mailing.

   Please fill in box(es) as shown using black or blue ink or number 2 pencil.

                       PLEASE DO NOT USE FINE POINT PENS.


Please refer to the Proxy Statement for a discussion of Proposal I. This authorization card is solicited in connection with the Special Meeting of the shareholders of the Touchstone Variable Series Trust Small Cap Value Fund (the "Fund") to be held at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, 10:00 a.m., Eastern Time, on April 18, 2003, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS THE SEPARATE ACCOUNT TO VOTE THE FUND SHARES ATTRIBUTABLE TO THE INTEREST OF THE CONTRACT OWNER(S) SIGNING ON THE FRONT SIDE OF THIS CARD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR THE SPECIAL MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please instruct the separate account how to vote such shares.

THE BOARD OF TRUSTEES OF TOUCHSTONE VARIABLE SERIES TRUST RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL SET FORTH BELOW.

                                                                              FOR         AGAINST         ABSTAIN
I.   To approve a change to the investment restriction of the Small Cap       [ ]           [ ]             [ ]
     Value Fund concerning diversification.
II.  In their discretion, to vote upon such other business, including         [ ]           [ ]             [ ]
     any adjournment of the special meeting, as may properly come before the meeting.